                                                                 Exhibit 10.5.13
                                                     Name:  Dawn M. Petriko, LLC


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY



      BRIERBROOK PARTNERS,
            L.L.C.                          PERCENTAGE                      CASH
           OWNERSHIP                         OWNERSHIP                     AMOUNT
      --------------------                  ----------                     ------
            $50,000                            3.33%                      $65,000





                                            /s/   Dawn M. Petriko LLC
                                            ------------------------------------
                                            Name:   Dawn M. Petriko LLC

May 24, 2002
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